SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           PROFESSIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:_________________________________________
     2) Aggregate number of securities to which transaction applies:_____________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________
     4) Proposed maximum aggregate value of transaction:________________________
     5) Total fee paid:_________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:_________________________________________________
     2) Form, Schedule or Registration Statement No.:___________________________
     3) Filing Party:___________________________________________________________
     4) Date Filed:_____________________________________________________________

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 ---------------


Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of PROFESSIONAL BANCORP, INC. (the "Company"). The meeting will be held on Wednesday, June 23, 1999 at 5:00 p.m., Pacific Standard Time, at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401. The purpose of the meeting is to consider and vote upon the following matters:

        1. ELECTION OF DIRECTORS. The election of seven persons to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified.

        2. OTHER BUSINESS. The transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1.

         Shareholders of record at the close of business on May 10, 1999 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

                                      By Order of the Board of Directors



                                      JULIE P. THOMPSON
                                      Chairman of the Board

Dated: May 20, 1999



                             YOUR VOTE IS IMPORTANT
                             ----------------------

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE PREPAID ENVELOPE PROVIDED.

         The Bylaws of the Company provides for the nomination of directors in the following manner:

                  "SECTION 3.3. NOMINATIONS OF DIRECTORS. Nominees for election to the Board shall be selected by the Board or a committee of the Board to which the Board has delegated the authority to make such selections pursuant to Section 3.11 of these Bylaws. Effective May 1, 1990, the Board or such committee, as the case may be, will consider written recommendations from shareholders for nominees for election to the Board provided such recommendations, together with (i) such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Exchange Act, (ii) a description of all arrangements or other understandings among the recommending shareholders and each nominee and any other person with respect to such nomination, and (iii) the consent of each nominee to serve as a director are received by the Secretary of the Corporation, in the case of an annual meeting of shareholders, not later than the date specified in the most recent proxy statement of the Corporation as the date by which shareholder proposals for consideration at the next annual meeting of shareholders must be received, and, in the case of a special meeting of shareholders, not later than the tenth day after the giving of notice of such meeting. Only persons duly nominated for election to the Board in accordance with this Section 3.3 and persons with respect to whose nominations proxies have been solicited pursuant to the proxy statement filed pursuant to the Exchange Act shall be eligible for election to the Board. Each notice to shareholders of a meeting of shareholders at which directors are to be elected shall contain a statement to the effect set forth in this Section 3.3."

PROFESSIONAL BANCORP, INC.
--------------------------------------------------------------------------------
1999 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

        TABLE OF CONTENTS

INTRODUCTION .........................................................    1

THE PROXY ............................................................    1
      Proxy ..........................................................    1
      Revocability of Proxies ........................................    1
      Persons Making the Solicitation ................................    2

VOTING SECURITIES AND VOTING .........................................    2
      Record Date ....................................................    2
      Voting .........................................................    2
      Confidentiality of Voting ......................................    2
      Vote Required ..................................................    3
      Quorum Requirement .............................................    3
      Method of Counting Votes .......................................    3
      Voting Results .................................................    3

GOVERNANCE OF THE COMPANY ............................................    3

PROPOSAL 1 - ELECTION OF DIRECTORS6

EXECUTIVE OFFICERS OF THE COMPANY ....................................    8

INDEPENDENT PUBLIC ACCOUNTANTS .......................................    8

COMPENSATION COMMITTEE REPORT ........................................    9

COMPENSATION TABLES ..................................................   10

BOARD OF DIRECTORS INFORMATION .......................................   11
      Board and Committee Membership .................................   11
      Audit Committee ................................................   12
      Compensation Committee .........................................   12
      Governance and Nominating Committee ............................   13
      Asset/Liability Management and Investment Committee ............   14
      Corporate Development Committee ................................   14
      NHFS Committee .................................................   14
      First Professional Bank Board Committees .......................   14
      Board Compensation .............................................   14
      Compensation Committee Interlocks and Insider Participation ....   15

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ..............   15

COMMON STOCK PERFORMANCE GRAPH .......................................   16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .......   17
      Certain Beneficial Owners ......................................   17
      Management .....................................................   18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .......................   19

SHAREHOLDER PROPOSALS ................................................   19

OTHER MATTERS ........................................................   19

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401
                                 --------------

                                 PROXY STATEMENT
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 1999
                                 --------------


                                  INTRODUCTION

         These proxy materials are furnished in connection with the solicitation by the Board of Directors of Professional Bancorp, Inc. (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders (the "Meeting") and at any adjournment or postponement thereof. You are invited to attend your Annual Meeting of Shareholders on Wednesday, June 23, 1999 at 5:00 p.m., Pacific Standard Time. The Meeting will be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401. These proxy materials are first being mailed to shareholders on or about May 20, 1999.

                                    THE PROXY

PROXY

         Your vote is important. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. When you properly execute and return your proxy, the shares it represents will be voted at the Meeting in accordance with your instructions on the proxy. If no instruction is specified on the proxy with respect to the proposal to be acted upon, the shares represented by your executed proxy will be voted in favor of the election of the seven director nominees set forth herein. The proxy will be voted at the discretion of the holders of the proxy, in accordance with the recommendations of the Board, on any other business matter that may properly be presented at the Meeting, including (a) any matters which the Company did not have notice of by February 28, 1999 or a reasonable time before the mailing of this Proxy Statement and (b) shareholder proposals omitted from the proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

REVOCABILITY OF PROXIES

         You may revoke your proxy at any time before it is exercised by (i) filing with the Secretary of the Company a written notice of revocation of your proxy; (ii) submitting a duly executed proxy bearing a later date; or (iii) voting in person at the Meeting.

PERSONS MAKING THE SOLICITATION

         The Board of Directors of the Company is making this solicitation of proxies. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its wholly-owned subsidiary, First Professional Bank, N.A. (the "Bank"), may solicit proxies personally or by telephone or facsimile, for which no compensation will be paid. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose shares of the Company's Common Stock are held of record by such entities.

                          VOTING SECURITIES AND VOTING

RECORD DATE

         The Board of Directors has fixed the close of business on May 10, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). There were 2,084,474 shares of the Company's common stock (the "Common Stock") issued and outstanding on the Record Date.

VOTING

         You are entitled to one vote for each share of Common Stock you owned of record on the books of the Company as of the Record Date on any matter submitted to a shareholder vote at the Meeting. However, in connection with the election of directors, shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting prior to the voting of the shareholder's intention to vote cumulatively. If any shareholder gives such notice, all shareholders may cumulate their votes for director nominees. Cumulative voting means that you have the right to vote the number of shares you owned as of the Record Date, multiplied by the number of directors to be elected (seven). You may cast this total number of votes for one nominee or the votes may be distributed among nominees in any manner you see fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

CONFIDENTIALITY OF VOTING

         The Company has adopted a policy of encouraging shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. Proxies, ballots and voting tabulations that identify the vote of a shareholder shall be kept confidential from the directors, officers and employees of the Company except in certain specific and limited circumstances, such as a contested election, when required to meet legal requirements or in cases where shareholders write comments or questions on their proxy cards. The Company has designated an independent third party, U.S. Stock Transfer, the Company's transfer agent, to be the inspector of election and to receive and tabulate shareholder proxy and ballot votes.

VOTE REQUIRED

         At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the seven nominees receiving the highest number of affirmative votes shall be elected directors of the Company. The actual number of directors elected may be less than seven in the event that fewer than seven nominees receive any affirmative votes under the rules of cumulative voting. Each other matter presented at the Meeting will be decided by a majority of the votes cast on that matter.

QUORUM REQUIREMENT

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

METHOD OF COUNTING VOTES

         Shares represented by proxies which are marked "authority withheld" or proxies marked to deny discretionary authority with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against the respective nominee(s). Shares voted on one proposal but not all proposals on the proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter not voted on. Abstentions will also be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter as to which the abstention is effective.

VOTING RESULTS

         U.S. Stock Transfer, the Inspector of Election duly appointed by the Board, will count the votes on each matter and announce the results at the Meeting. A transcript of the meeting will be available to any shareholder who requests a copy. Requests for copies of the transcript should be made to Eric Woodstrom, Acting Chief Financial Officer, 606 Broadway, Santa Monica, California 90401.

                            GOVERNANCE OF THE COMPANY

         Your Board works continuously to maintain excellence in corporate governance. We believe that the cornerstone of good governance is the integrity and quality of the leadership - the Board of Directors and the individuals the Board selects to manage the Company. To help advance this belief, the Board of Directors has adopted the following Corporate Governance Principles for the
Company:

--------------------------------------------------------------------------------
I.       ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

         ROLE. The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the company except with respect to those matters reserved to the shareholders. The Board serves as trustees to the investment of shareholders in the Company. The Board establishes its leadership independent of management, and Board performance will be periodically evaluated with appropriate changes made as necessary.

         The Board selects the Company's senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

         The Board also plans for succession to the position of the Chief Executive Officer as well as certain other senior management positions. To assist the Board, the Chairman and CEO are required to annually provide the Governance and Nominating Committee and Compensation Committee with an assessment of senior management and their potential to succeed the Chief Executive Officer. They have also been directed to provide these Committees with an assessment of persons considered potential successors to certain senior management positions. The Compensation and Governance Committees shall develop an integrated Board and Management Succession Plan which will be reviewed at least annually.

         COMPOSITION. It is the policy of the Company that the Board be comprised of a majority of independent directors. A director will be considered "independent" if he or she:

         --   is not a current employee of the company or any of its
              subsidiaries;
         --   is not a former employee of the company or any of its
              subsidiaries who is receiving compensation for prior services
              (other than benefits under a tax-qualified retirement or
              savings plan);
         --   is not a relative of any employee of the company;
         --   is not a paid advisor or  consultant  to the company and does not provide  services  (other than as a director) to the company;
         --   is not a director,  employee,  officer or owner of any entity providing  significant  services to the company; and
         --   receives no compensation from the company, other than director fees.

         Board members should have good moral character, broad perspective, experience and knowledge and independence of judgment. Each Board member should know and understand the Company's philosophy, mission, strategic plan and business plan and should reflect this understanding throughout his or her tenure as a director.

         It is the policy of the Company that the number of directors not exceed a number that can function efficiently and effectively as a body. The current number of directors is seven, which the Board believes works effectively and efficiently at this time. The Governance and Nominating Committee, in consultation with the Chairman and the CEO, considers and makes recommendations to the Board considering the appropriate size and needs of the Board.

         The Governance and Nominating Committee also recommends candidates to fill new Board positions created by expansion and vacancies that occur by resignation, retirement or for any other reason. Candidates are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         selected, among other reasons, for their character, judgment, business experience and acumen. Final approval of a candidate is determined by the full Board. Directors whose circumstances change substantially from the time they joined the Board, are expected to offer to submit a resignation to be responded to at the option of the Board. In addition, no Director shall serve past the age of 72 (with current Directors exempted until the completion of their term in 2001).

         All Directors, by the end of 2001 or within one to two years of joining the Board, are expected to own Company stock having a minimum value of $25,000, with a minimum amount of $1,000 worth of stock owned as soon as practicable after joining the Board.

2.       CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER POSITIONS

         It is the policy of the Company that the positions of the Chairman of the Board and the Chief Executive Officer are separate positions which shall at all times be held by different people. The Board is free to decide on the selection of the Chairman and/or CEO at any time based on the needs of the Company.

3.       BOARD COMMITTEES

         It is the general policy of the Company that all major decisions be considered by the Board as a whole. However, certain Board committees are designated from time to time to assist the Board in functioning as efficiently and effectively as possible. Currently, these committees are the Audit Committee, Compensation Committee, Asset/Liability Management and Investment Committee, Corporate Development Committee, Governance and Nominating Committee and NHFS Committee.

         All Board committees are comprised of not less than three directors. The Audit Committee and Compensation Committee are comprised solely of independent directors. All other Board Committees are comprised of at least a majority of independent directors.

         The chair of the committee determines the frequency, length and agenda of meetings of each committee. Sufficient time to consider the agenda items is provided. Materials related to agenda items are sought to be provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

         The Board determines the responsibilities of each of the committees from time to time, based upon recommendations from the Governance and Nominating Committee.

4. BOARD ACCESS TO SENIOR MANAGEMENT. Board members have complete access to company management, but it is expected that they will advise, in advance, the Chief Executive Officer or Chairman of the Board of the subject matter of any specific inquiry that relates to the business operations of the company.

5.       FUNCTIONING OF THE BOARD

         The Chairman and the CEO are responsible for setting and following procedures for effective Board meetings, with the goal that Board meetings be conducted in a manner that ensures open communication, meaningful participation and timely resolution of issues.

         The Chairman and CEO set the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board must be brought periodically to it by the Chairman and the CEO, i.e. annual corporate budget, quarterly and annual financial statements, compensation of senior management, etc. Any member of the Board may request that an item be included on the agenda.

         The Chairman and CEO shall ensure that the Board receives a meeting agenda and the necessary background material related to the agenda items sufficiently in advance of a meeting to allow the directors to prepare for discussion of the items at the meeting. Each Board member is responsible for reviewing and understanding the agenda and other materials provided prior to a meeting and must be prepared to meaningfully discuss the materials at the Board meeting.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Directors are obligated to make every effort to attend all Board meetings and must be willing to respond to requests of management outside of Board meetings for advice and support relative to the director's contacts, knowledge or experience of potential benefit to the Company.

         At the invitation of the Board, members of senior management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of providing information and participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company's operations.

         Executive sessions without management present are held at least annually to review the report of the outside auditors, the criteria upon which the performance of the CEO and other senior management is based, the performance of the CEO and senior managers against such performance criteria, and the compensation of the CEO and senior managers. Other executive sessions are held as necessary. Each Board member is free to request an executive session of the Board whenever the Board member deems it appropriate.

6.       CORPORATE COMMUNICATIONS

         The Chairman and the CEO are responsible for establishing effective communications with the Company's stakeholder groups, i.e. shareholders, customers, associates, communities, suppliers, creditors, governmental agencies and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside directors from meeting with shareholders, but management should be advised of any such meetings in advance and should be present, if possible.

7. CORPORATE GOVERNANCE PRINCIPLES. The Board reviews and evaluates these corporate governance principles on an annual basis and updates or revises them as appropriate.
--------------------------------------------------------------------------------



                       PROPOSAL 1 - ELECTION OF DIRECTORS


         The Company's Board of Directors consists of seven members. The directors serve for one-year terms and are elected each year by the shareholders at the Annual Meeting. The seven persons named below have been nominated by the Board for election as directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified.

         All of the director nominees are independent, meaning that they are not executive officers, employees or consultants of the Company or First Professional Bank, N.A., the Company's wholly-owned subsidiary (the "Bank"). All of the nominees are currently directors of the Company and the Bank. The principal occupations and certain other information about the nominees are set forth below.

         The Board of Directors recommends a vote of "AUTHORITY GIVEN" for all Director nominees.'




                                DIRECTOR NOMINEES


------------------------------------------------------------------------------------------------------------
                                          BUSINESS EXPERIENCE                                 YEAR ELECTED
                                            DURING THE PAST                                     DIRECTOR
     NAME AND ADDRESS         AGE             FIVE YEARS
    -----------------         ---         --------------------                                 -----------

Richard A. Berger             67     President, Richard A. Berger & Assoc. (Real Estate           1982
45495 Osage Court                    Investments); Realtor, Fred Sands Desert Realty
Indian Wells, CA  92210

Ronald L. Katz, M.D.          67     Chairman and Professor of Anesthesiology, USC Medical        1982
1200 N. State Street                 Center (since June, 1995); Former Professor (until
Suite 14901                          June, 1995) and Former Chairman (until June, 1990) of
Los Angeles, CA 90033                Anesthesiology, UCLA Medical Center

Terry O. Hartshorn            54     Vice-Chairman, Chairman (until 1998) and CEO (1976 -     January, 1999
3120 W. Lake Center Dr.              1993), PacifiCare Health Systems, Inc. (HMO);
Santa Ana, CA 92704                  Director, Aracadian Health Management; Director, Red
                                     Cross of Orange County; President and CEO, UniHealth
                                     (1993 - 1997)

Robert J. Margolis, M.D.      53     Managing Partner, CEO and Chairman of the Board,        May, 1999
19191 S. Vermont Avenue              HealthCare Partners; Chairman of the Board,
Suite 200                            California Hospital Medical Center - Los Angeles;
Torrance, CA 90502                   Director, Catholic HealthCare West; Director,
                                     National Committee for Quality Assurance; Director,
                                     California HealthCare Association; Director,
                                     HealthCare Association of Southern California

Walter T. Mullikin, M.D.      81     Director of MedPartners Inc.; Director of Health Net         1997
MedPartners/Mullikin                 (HMO); former Chairman of the Board and President of
5000 Airport Plaza Drive             Mullikin Medical Enterprises (until November, 1995)
Long Beach, CA  90815

Lynn O. Poulson               61     Secretary, Professional Bancorp, Inc. and First              1982
10880 Wilshire Blvd.                 Professional Bank, N.A. (since May, 1997); President
Suite 1100                           of Johnson, Poulson, Coons & Slater (law firm)
Los Angeles, CA  90024

Julie P. Thompson             41     Chairman of the Board, Professional Bancorp, Inc. and        1996
27281 Las Ramblas                    First Professional Bank, N.A. (since July, 1996);
#200                                 President and Chief Executive Officer, Health
Mission Viejo, CA 92691              Research Network (Medical Research)

------------------------------------------------------------------------------------------------------------


         Votes will be cast by the proxy holders in such a way as to effect the election of all seven nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following persons are the executive officers of the Company and/or the Bank:

-----------------------------------------------------------------------------------------------------------
              NAME           AGE              BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
              ----           ---              ----------------------------------------------

 Melinda McIntyre-Kolpin     43   President, Chief Executive Officer and a Director, First Professional
                                  Bank, N.A. (since September, 1996); Chief Executive Officer of Network
                                  Health Financial Services, Inc. (since February, 1996); Director,
                                  Molina Medical Centers (since 1996); Director, Pediatric & Family
                                  Medical Center (since 1997); Former President and a Director, First
                                  Professional Bank, N.A. (from January, 1989 until February, 1996);
                                  Former Director, Professional Bancorp, Inc. (from January, 1989 until
                                  February, 1996).

 Eric J. Woodstrom           41   Acting Chief Financial Officer of the Company (since December, 1998);
                                  Executive Vice President, First Professional Bank, N.A. (since
                                  January, 1997); Manager, The Secura
                                  Group (Bank Consulting) (from January,
                                  1993 until January, 1997).

 Gary W. Mounce              35   Senior Vice President and Senior Loan Officer (since January, 1997), formerly Vice President/Manager of Tarzana Regional Office (until
                                  December, 1996), First Professional Bank, N.A.; Bank Examiner, Dept.
                                  of Treasury, Office of the Comptroller of the Currency (until August,
                                  1995); Manager, Great Western Bank (until June, 1993).

 Janet L. Peevey             41   Senior Vice President, Credit Administration (since September, 1998)
                                  and Vice President (March, 1990 until January, 1996), First
                                  Professional Bank, N.A.; Senior Vice President, Pacific EyeNet, Inc.
                                  (from January, 1996 until September, 1998).

 Sharon A. Schmidt           42   Senior Vice President, Chief Operations Officer (since February,
 5525 Etiwanda Avenue             1998), formerly Vice President, Operations Administration of First
 Suite 110                        Professional Bank, N.A. (until February, 1998).
 Tarzana, CA 91356

 Nancy Ferretti-Foster       39   Senior Vice President, Chief Information Officer (since February,
 9900 Norwalk Blvd.               1998), formerly Vice President, Information Systems of First
 Suite 150                        Professional Bank, N.A. (until February, 1998); Co-Owner, Time
 Santa Fe Springs, CA 90670       Traveler Antique Toys (since October, 1996), Vice President and
                                  Secretary, 7-W Investigations, Inc. (since June, 1997).
-----------------------------------------------------------------------------------------------------------

         The business address of all executive officers is 606 Broadway, Santa Monica, California 90401, unless otherwise indicated.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG Peat Marwick LLP served as independent public accountants for the Company and the Bank for the 1998 fiscal year. The Audit Committee of the Board has not yet made a recommendation regarding the choice of an independent accounting firm for the Company and the Bank for 1999. The Audit Committee is in the process of evaluating the relationship between the fees charged by various firms, including KPMG Peat Marwick LLP, and the capabilities and level of service provided by these firms. Since this is an ongoing process, and the Committee has not yet made its recommendation to the Board of Directors, the Company is not seeking shareholder ratification of the selection of independent public accountants at the 1999 Annual Meeting of Shareholders.

         It is anticipated that representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions from shareholders.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is charged with the duty of determining the compensation of the Company's senior management. It also administers and grants options under the Company's stock option plans and administers the Company's Incentive Compensation Plan, including granting performance bonuses to senior management.

         It is the policy of the Committee that senior management of the Company should receive compensation which will accomplish the following:

-- Attract and retain quality personnel.
-- Reinforce the attainment of the Company's performance objectives.
-- Align the interests of senior management with those of the Company's shareholders.
-- Encourage the members of senior management to acquire and retain the Company's stock.
-- Retain status for such compensation as an expense deductible by the Company for tax purposes.

         A portion of total compensation is paid in the form of a fixed annual salary in an amount which the Committee feels sufficient to retain top quality executives. In determining the levels of compensation necessary to be competitive, the Committee reviews compensation paid by the Company's peers. Senior management salaries are reviewed on an annual basis. In determining salary levels, the Committee considers changes in general economic conditions, including inflation and changes in compensation paid by the Company's peers. The Committee also seeks input from the Company's chief executive officer in setting salaries for senior management other than the CEO.

         A second component of compensation is paid in the form of a bonus, determined in light of the executive's and the Company's performance during the year. Performance is measured by objective and subjective criteria, including the profit of the Company, stock price, total expenses, and combined ratios of the Company's subsidiaries. Bonuses are established at the end of the year.

         The third component of compensation is awarded through the grant of stock options. The Compensation Committee considers the value attributable to the grant of options to be an integral part of the total compensation. In addition, options are the primary mechanism for encouraging the ownership of the Company's shares, aligning the interests of senior management with those of shareholders and for providing long-term rewards to employees for overall corporate performance. In granting options to senior management, it is the Committee's intent not only to reward senior management for services to the Company but to provide incentive for individual options holders to remain in the employ of the Company. Members of senior management are reviewed for stock option grants each year. In determining the appropriate value of options to be granted to senior management, the Committee reviews grants by the Company's peers with the objective of providing the opportunity for competitive long-term compensation.

         The Board of Directors has granted Julie P. Thompson, Chairman of the Board, operational authority for the Company during the period while there is no acting chief executive officer of the Company. Ms. Thompson receives $125 per hour for the service she performs in this capacity, which the Compensation Committee believes is consistent with industry standards.

         Melinda McIntyre-Kolpin acts as the Chief Executive Officer and President of the Bank pursuant to a Consulting Agreement between the Company, the Bank and Network Health Financial Services, Inc. ("NHFS"). The Bank pays NHFS a flat monthly rate of $25,000 for Ms. McIntyre-Kolpin's full time services as President and Chief Executive Officer of the Bank and reimburses NHFS for the reasonable out-of-pocket expenses incurred by Ms. McIntyre-Kolpin in the performance of her services. The Compensation Committee believes this fee is consistent with industry standards for similarly - sized banks.

                                                          Compensation Committee

                                                          Lynn O. Poulson, Chair
                                                               Julie P. Thompson
                                                              Terry O. Hartshorn


                               COMPENSATION TABLES

         The following table lists information on compensation received for services by any person who served as the chief executive officer or functioned in a similar capacity of the Company, and the four highest compensated executive officers of the Company and/or the Bank for services in all capacities to the Company and the Bank, during the year ended December 31, 1998.


                           SUMMARY COMPENSATION TABLE


------------------------------------------------------------------------------------------------------------
                                                                               ANNUAL COMPENSATION
                                                                    ----------------------------------------
                                                                                                OTHER
                                                                                                ANNUAL
NAME AND PRINCIPAL POSITION                                  YEAR    SALARY     BONUS        COMPENSATION
---------------------------                                  ----    ------     -----        ------------

Julie P. Thompson, Chairman of the Board                     1998      -0-       -0-         31,000(1)
                                                             1997      -0-       -0-         26,000(1)
                                                             1996      -0-       -0-         24,002(1)

Melinda McIntyre-Kolpin, President and Chief Executive       1998      -0-       -0-           -0-(2)
Officer of the Bank                                          1997      -0-       -0-           -0-(2)
                                                             1996    31,667      22,500(2)   43,115(2)

Eric J. Woodstrom, Acting Chief Financial Officer of the     1998   125,000      -0-          6,000(3)
Company and Executive Vice President of the Bank             1997   118,903      20,000        -0-
                                                             1996      -0-       -0-           -0-

Gary W. Mounce, Senior Vice President and Senior Loan        1998   115,000      -0-          6,000(4)
Officer of the Bank                                          1997    99,999      50,000(5)    6,000(4)
                                                             1996    55,008      25,101(6)     -0-

Janet L. Peevey, Senior Vice President of the Bank           1998    95,000      -0-          6,000(7)
                                                             1997    28,958(8)    4,000        -0-
                                                             1996     9,399(8)   -0-           -0-
------------------------------------------------------------------------------------------------------------



                                       10






------------------------------------------------------------------------------------------------------------

Sharon A. Schmidt, Senior Vice President and Chief           1998    90,000      -0-          4,800(9)
Operations Officer of the Bank                               1997    76,992      40,000(10)   2,000(11)
                                                             1996    70,000       7,855(12)    -0-

Nancy Ferretti-Foster, Senior Vice President and Chief       1998    90,000      -0-         12,069(13)
Information Officer of the Bank                              1997    76,992      40,000(14)   2,000(15)
                                                             1996    70,000       8,240(16)    -0-
------------------------------------------------------------------------------------------------------------


1 Represents an annual fee of $5,000 for serving as Chairman of the Board, Board meeting and committee fees, and a fee of $125 per hour for the time she exercised operational authority for the Company while there was no acting chief executive officer.
2 Ms. McIntyre-Kolpin resigned as a Director of the Company and as President and a Director of the Bank effective February 9, 1996, at which time she was paid $22,500 for a bonus accrued in 1995 and $43,115 for accrued vacation time, $37,000 of which Ms. McIntyre-Kolpin paid back to the Bank to purchase her Bank vehicle for its then current market value. In September, 1996, Ms. McIntyre-Kolpin was appointed Interim Chief Executive Officer and President and a Director of the Bank. Ms. McIntyre-Kolpin is also Chief Executive Officer and the principal shareholder of Network Health Financial Services, Inc., a Delaware corporation which receives consulting fees from the Company and Bank pursuant to the terms of a Consulting Agreement. Effective March 11, 1997, Bancorp and the Bank paid NHFS a flat monthly fee of $25,000 for Ms. McIntyre-Kolpin's full-time services as President and Chief Executive Officer of the Bank and reimbursed NHFS for the reasonable out-of-pocket expenses incurred by Ms. McIntyre-Kolpin in the performance of her services. Prior to March 11, 1997, Bancorp and the Bank paid NHFS a flat monthly rate of $19,000 for Ms. McIntyre-Kolpin's part-time services as Interim President and Chief Executive Officer of the Bank. See also, "Certain Relationships and Related Transactions."
3        Reflects a $500 per month car allowance.
4        Reflects a $500 per month car allowance.
5        Reflects bonus earned in 1997 and paid in 1998.
6        Reflects bonus earned in 1996, $25,000 of which was paid in 1997.
7        Reflects a $500 per month car allowance.
8 Ms. Peevey resigned from the Bank on January 18, 1996 and began employment again with the Bank on September 15, 1997.
9        Reflects a $400 per month car allowance.
10       Reflects bonus earned in 1997, $20,000 of which was paid in 1998.
11       Reflects $400 per month car allowance which began in October, 1997.
12       Reflects bonus earned in 1996, $7,500 of which was paid in 1997.
13 Reflects a payout of $7,268 for previously accrued but unused vacation and a $400 per month car allowance.
14       Reflects bonus earned in 1997, $20,000 of which was paid in 1998.
15       Reflects a $400 per month car allowance which began in October, 1997.
16       Reflects bonus earned in 1996, $7,500 of which was paid in 1997.

------------------------------------------------------------------------------------------------------------

                         BOARD OF DIRECTORS INFORMATION

BOARD AND COMMITTEE MEMBERSHIP

         During 1998, the Board of Directors held 11 meetings. All directors of the Company who are standing for election at the Annual Meeting attended at least 75% of the aggregate number of regular and special meetings of the Board held during 1998 (during the period he or she was a director) and all committees of the Board on which the director served (during the period he or she was a committee member) during the 1998 calendar year.


------------------------------------------------------------------------------------------------------------
NAME                        Board   Audit Compensation   Asset/Liability   Corporate       Governance and
                                                        Management and    Development        Nominating
                                                           Investment
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Richard A. Berger             X      X*                                                       X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Terry Hartshorn               X                X                             X*               X*
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Ronald L. Katz, M.D.          X      X                       X                                X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Walter T. Mullikin, M.D.      X                              X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Robert J. Margolis, M.D.      X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Lynn O. Poulson               X               X*                             X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
Julie P. Thompson             X               X              X*              X
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------
1998 Meetings                11      6        2              4               3                0**
---------------------------- ------ ---- ----------- ----------------- --------------- ---------------------

---------------
*  Chair
** This Committee was not established until February, 1999.




AUDIT COMMITTEE

         The Audit Committee is comprised entirely of outside, independent directors. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its statutory and fiduciary responsibilities for the audit function of the Company and it subsidiary and in monitoring the accounting and financial reporting practices of the Company and its subsidiary. The
Committee:

         -- Recommends the annual appointment of the public accounting firm to be the Company's outside auditors, subject to approval of the Board.

         -- Reviews with the outside auditors the scope of the audit, the auditors' fees and related matters;

         -- Receives copies of the annual comments from the outside auditors on accounting procedures and systems of control;

         -- Reviews with the outside auditors any questions, comments or suggestions they may have relating to the Company's internal control, accounting practices or procedures or those of the Company's subsidiary;

         -- Reviews with management and the outside auditors the Company's annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements;

         -- Reviews the programs of the Company's internal audit department, including procedures for assuring implementation of accepted recommendations made by the outside auditors, and receives summaries of all audit reports issues by the internal audit department; and

         -- Reviews compliance with laws, regulations and internal procedures, and contingent liabilities and risks that may be material to the Company.

Mr. James Markley and Dr. Ray Oyakawa served on the Audit Committee during the period in which they were directors of the Company.

COMPENSATION COMMITTEE

         The Compensation Committee is comprised entirely of outside, independent directors. The Compensation Committee is responsible for monitoring the Company's management resources, structure, development and selection process and for establishing the annual and long-term performance goals for our elected officers. The Committee's responsibilities and functions include:

         -- Recommending to the Board the salaries and any bonus awards for the Company's executive officers.

         -- Considering and making recommendations on the Company's compensation and benefit plans.

         -- Monitoring the performance of the Chief Executive Officer and other executive officers.

         -- Reviewing with the Chairman and Chief Executive Officer the succession planning for the Chief Executive Officer and other senior executives.

         -- Reviewing the functions of the senior officers and making recommendations on changes.

         -- Administering the Company's incentive and stock option plans and making recommendations to the Board on grants of stock options under the Company's stock option plans.

         -- Reviewing and making recommendations to the Board with respect to compensation of Directors.

         -- Publishing an annual Compensation Committee Report for the shareholders in the Company's Proxy Statement.


GOVERNANCE AND NOMINATING COMMITTEE

         The Governance and Nominating Committee was established in February, 1999. The duties of the Governance and Nominating Committee are as follows:

         -- To review the performance and contributions of each Board member, Board Committee and the Board as a whole, at least annually. Part of this process will be one on one interviews and evaluations with each Board member, including the Governance and Nominating Committee members.

         -- To determine annually the need for any change in Board representation and/or Committee structure based solely on the best interests of the Company.

         -- To recommend to the Board the slate of Board nominees to be presented at the annual shareholder meeting for election to the Board.

         -- To put in place a selection and orientation process for new Board members.

         -- To appoint committees, members and chairs after consultation with the CEO.

         -- Through the Governance and Nominating Committee and the Compensation
            Committee, an integrated Board and Management Succession Plan should be developed and reviewed at least annually.

         -- To recommend to the Board corporate governance principles for adoption and to review and revise these principles, as necessary, at least annually.

The Governance and Nominating Committee considers director nominees recommended by shareholders of the Company. Shareholders should submit any such recommendations in writing to Mr. Terry Hartshorn c/o Professional Bancorp, Inc., 606 Broadway, Santa Monica, California 90401, no later than December 31, 1999 for consideration for next year's annual shareholders meeting. Any recommendation should include the name, age, address, phone number, qualifications and directorships and other positions held by the proposed nominee in business, charitable and community organizations.

ASSET/LIABILITY MANAGEMENT AND INVESTMENT COMMITTEE

         The Asset/Liability Management and Investment Committee is responsible for the management of the Company's financial affairs, including managing the investment securities and assets and liabilities of the Company. The Committee is also primarily responsible for monitoring the Company's interest rate and liquidity risks. In performing this function, the Committee reviews and approves (when appropriate) key asset and liability policies regarding interest rate sensitivity, financial derivatives and funding needs and reviews management reports regarding these policies and activities related thereto. The Committee's responsibilities also include oversight of the Company's capital management activities and trading activities, including related market risk management policies and risk limits.

CORPORATE DEVELOPMENT COMMITTEE

         The Corporate Development Committee is responsible for investigating, considering and making recommendations to the Board concerning the long-term business goals and various strategic options for the Company.

 NHFS COMMITTEE

         The Board has established a committee comprised of Mr. Hartshorn (Chair) and Dr. Mullikin to negotiate the Company's and the Bank's strategic relationship with NHFS.

FIRST PROFESSIONAL BANK BOARD COMMITTEES

         In addition to the Committees described above, the Bank also has an Executive Loan Committee comprised of Mr. Poulson, Ms. Thompson and Ms. McIntyre-Kolpin. The Loan Committee is responsible for reviewing and approving loan policies and reports of compliance therewith and loans in excess of management's internal lending authority and reviewing reports regarding lending and credit activities, as well as the Company's credit quality.

         Mr. Berger serves as the Board's representative on the Bank's Community Reinvestment Act Committee. The Community Reinvestment Act Committee is responsible for establishing and monitoring policies and procedures to ensure the Bank's compliance with the Community Reinvestment Act, as amended.

BOARD COMPENSATION

         Compensation is paid only to outside directors. Each outside director receives a fee of $1,000 for each quarterly joint Company/ Bank Board meeting attended, and $500 for each other monthly Bank and/or Company Board meeting attended. Board members also receive $200 for any telephonic Board meetings held. A three-day Strategic Planning Retreat for the directors and officers of the Company was held in July, 1998. Each outside Board member who attended the Retreat was paid $2,500.

         For Committee Meetings other than the Bank Executive Loan Committee, each Board member receives $500 per meeting attended. The Executive Loan Committee meets weekly and each member thereof receives a monthly fee of $1,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The joint Company/Bank Compensation Committee is currently comprised of Mr. Poulson (Chair), Ms. Thompson, Mr. Hartshorn. Dr. Ray Oyakawa, a former director of the Company, also served on the Compensation Committee from May 21, 1997 until February 24, 1999.

         Mr. Berger, Mr. Poulson, Mr. Hartshorn, Ms. McIntyre, Mr. Mounce, Ms. Foster, Ms. Schmidt and/or companies with which the foregoing are associated are customers of and have had banking transactions with the Bank, some of which have included extensions of credit, during 1998. Dr. Oyakawa, a former Director of the Company, and a company with which he is associated had extensions of credit totaling approximately $1,761,218, with interest at the current Wall Street Journal rate plus 1%, that were on nonaccrual status as of March 31, 1998. In management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business and in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than the normal risk of collectibility or present other unfavorable terms when originally underwritten. As of March 31, 1998, other than as described above, all such loans were current.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were fulfilled in a timely manner, except one report, covering one transaction reporting the purchase of 200 shares, was filed late by Julie P. Thompson.

                         COMMON STOCK PERFORMANCE GRAPH

         The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The following graph shows a five-year comparison of cumulative total returns for the Company, S&P 500 Index and SNL AMEX Bank Index. The SNL AMEX Bank Index consists of commercial banks listed on the American Stock Exchange
(AMSE) and was provided to the Company by SNL Securities LC.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                  PROFESSIONAL BANCORP, INC., S&P 500 INDEX AND
                               SNL AMEX BANK INDEX












                                  PERIOD ENDING
------------------------------------------------------------------------------------------
               INDEX           12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

Professional Bancorp, Inc.      100.00     58.50     99.06     84.25    129.50    146.40
S&P 500                         100.00    101.32    139.39    171.26    228.42    293.69
SNL AMEX Bank Index             100.00    108.21    159.05    205.64    350.99    365.04
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

* Assumes that the value of the investment in Company Common Stock and each index was $100.00 on December 31, 1993 and that all dividends were reinvested.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

         The following table lists the holdings of the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of March 1, 1999, based upon 2,015,007 shares outstanding on that date.


--------------------------------------------------------------------------------
     NAME AND ADDRESS                AMOUNT AND NATURE OF           PERCENT
     OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP           OF CLASS
     -------------------             --------------------           --------

     Franklin Mutual Advisers, Inc.        155,616(1)                 7.7%
     51 John F. Kennedy Parkway
     Short Hills, New Jersey  07078

     Basswood Partners, L.P.               150,211(2)                 7.5%
     Basswood Management, Inc.
     Matthew Lindenbaum
     Bennett Lindenbaum
     645 Madison Avenue
     10th Floor
     New York, New York 10022

     Banc Fund III L.P.                    137,650(3)                 6.8%
     Bank Fund III Trust
     Banc Fund IV L.P.
     Banc Fund IV Trust
     Banc Fund V L.P.
     208 S. LaSalle Street
     Chicago, Illinois 60604

     Jay Spellman                          127,188(4)                  6.3%
     Redwood Asset Management, L.P.
     200 Park Avenue
     Suite 3900
     New York, New York 10166

     Robert H. Leshner                     117,416(5)                 5.5%(6)
     312 Walnut Street
     Suite 2100
     Cincinnati, OH  45202

--------------------------------------------------------------------------------

1 As reported in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on January 29, 1999.

2 As reported in Amendment No. 1 to a Schedule D filed with the SEC on January 5, 1999.

3 As reported in Amendment No. 1 to a Schedule 13D filed with the SEC on November 5, 1998

4    As reported in a Schedule 13D filed with the SEC on November 3, 1998.

5 As reported in Amendment No. 3 to Schedule 13D filed with the SEC on November 15, 1996. 110,250 of the reported shares are related to a presently exercisable Warrant.

6 Warrants convertible into shares of Common Stock held by Mr. Leshner which are exercisable within 60 days after March 1, 1999, are treated as outstanding for the purpose of computing the percentage of outstanding Common Stock owned by Mr. Leshner, but not for the purpose of computing the percentage of Common Stock owned by any other person.
--------------------------------------------------------------------------------

MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's outstanding Common Stock as of March 1, 1999, by each director and executive officer of the Company and the Bank, and by all directors and executive officers of the Company and the Bank as a group.


--------------------------------------------------------------------------------
                                                 AMOUNT AND NATURE      PERCENT
                                                   OF BENEFICIAL          OF
NAME/TITLE                                          OWNERSHIP(1)        CLASS(2)
----------                                       ---------------        --------

Richard A. Berger, Director                            22,697(3)          1.1%

Ronald L. Katz, M.D., Director                         16,836(4)           *

Lynn O. Poulson, Director and Secretary                11,084(5)           *

Julie P. Thompson, Chairman of the
Board and Director                                        900              *

Walter T. Mullikin, M.D., Director                        600              *

Robert J. Margolis, M.D., Director                         49              *

Terry O. Hartshorn, Director                                0              *

Melinda McIntyre-Kolpin, Chief Executive Officer
and President of the Bank                                 250              *


Eric J. Woodstrom, Acting Chief Financial                   0              *
Officer of the Company and
Executive Vice President of the Bank

Gary W. Mounce, Senior Vice President and                 935              *
Senior Loan Officer of the Bank

Janet L. Peevey, Senior Vice President of the Bank          0              *

Sharon A. Schmidt, Senior Vice President and                0              *
Chief Operations Officer of the Bank

Nancy Ferretti-Foster, Senior Vice President               10              *
and Chief Information Officer of the Bank

All Directors and Executive Officers                   53,361(6)         2.65%
--------------------------------------------------------------------------------

*   Less than 1% of the shares outstanding.

1 Unless otherwise indicated, the persons named herein have sole voting and investment power over the shares reported.

2 Convertible Notes and Options and Warrants to purchase shares of Common Stock held by directors, executive officers and other persons that were exercisable or convertible within 60 days after March 1, 1999 are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such persons, but not for the purpose of computing the percentage of the class owned by any other person.

3   Includes 1,874 exercisable option shares.

4   Includes 1,874 exercisable option shares.

5 Includes 1,874 exercisable option shares. Mr. Poulson has shared voting and investment power over these shares.

6 Includes the shares owned by the current directors and named executive officers (13 in number) as a group, and includes 5,622 exercisable option shares.
--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and the Bank entered into a Consulting Agreement dated August 12, 1996, as amended November 19, 1997, with Network Health Financial Services, Inc. ("NHFS"), a Delaware corporation. Melinda McIntyre-Kolpin, President, Chief Executive Officer and a Director of the Bank, is the Chief Executive Officer and principal shareholder of NHFS. Pursuant to the Consulting Agreement, NHFS provides consulting services to the Company and the Bank with respect to personnel matters, operational procedures and client development and retention. NHFS is paid its actual costs incurred in the performance of its duties under the Consulting Agreement (including hourly rates for certain specified NHFS personnel while they are performing consulting services), plus an additional 25% of such costs. In addition, the Company and Bank pay flat monthly rates for the services of Ms. McIntyre-Kolpin, in her capacity as Chief Executive Officer and President of the Bank, and Patti Derry. During 1998, the Company and the Bank paid NHFS the total amount of $693,257 pursuant to the Consulting Agreement. Any party may terminate the Consulting Agreement by giving 30 days' notice to the other parties.

         See also "Compensation Committee Interlocks and Insider Participation" for discussion about director and executive officer banking transactions.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes a proposal to be considered for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting of Shareholders, which is currently scheduled for May 10, 2000, must submit the proposal to the Company on or before December 16, 1999. Proposals should be addressed to Julie P. Thompson, Chairman of the Board, Professional Bancorp, Inc., 606 Broadway, Santa Monica, California 90401. Any such proposal must satisfy the conditions for shareholder proposals established by the Securities and Exchange Commission in Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

         Any shareholder who intends to directly present a proposal at the 2000 Annual Meeting of Shareholders (outside of the Rule 14a-8 process) must notify the Company of the proposal on or before February 28, 2000. If the Company is not notified by such date, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Notices of intention to present proposals at the 2000 Annual Shareholders meeting should be addressed to Julie P. Thompson, Chairman of the Board, Professional Bancorp, Inc., 606 Broadway, Santa Monica, California 90401.

                                  OTHER MATTERS

         The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth herein. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS


Dated:  May 20, 1999                          JULIE P. THOMPSON
                                              Chairman of the Board
                                       19

THE COMPANY WILL SUPPLY WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. SUCH REQUEST SHOULD BE DIRECTED TO MR. ERIC WOODSTROM, ACTING CHIEF FINANCIAL OFFICER, PROFESSIONAL BANCORP, INC., 606 BROADWAY, SANTA MONICA, CALIFORNIA 90401

PROXY
                           PROFESSIONAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 23, 1999

         The undersigned shareholder of Professional Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Julie P. Thompson and Lynn
O. Poulson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, CA 90401, on Wednesday, June 23, 1999 at 5:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1.  ELECTION OF DIRECTORS

         To elect the seven persons named below to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

          Richard A. Berger, Terry O. Hartshorn, Ronald L. Katz, M.D.,
              Robert J. Margolis, M.D., Walter T. Mullikin, M.D.,
                       Lynn O. Poulson, Julie P. Thompson

                   |_| AUTHORITY GIVEN     |_| AUTHORITY WITHHELD

         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------------------------

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                    ----------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS PRESENTED AT THE MEETING, IF ANY, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

___________________                          ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             -----------------------------------
DATED:______________, 1999                   (Signature of Shareholder)

                                             -----------------------------------
                                             (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                        (Please date this proxy and sign your
                                        name as it appears on the stock
                                        certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.